UNITED  STATES
                        SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED): SEPTEMBER 15, 1998


                            BARNETT AUTO TRUST 1997-A
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        UNITED STATES
        OF AMERICA               333-26675               86-0888083
        ----------               ---------               ----------
        (STATE OR OTHER          (COMMISSION FILE        (IRS EMPLOYER
        JURISDICTION OF          NUMBER)                 IDENTIFICATION NO.)
        INCORPORATION


                            BARNETT AUTO TRUST 1997-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

         THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
         CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99               MONTHLY  SERVICERS  CERTIFICATE  FOR  BARNETT  BANK,  N.A.
                 BARNETT  AUTO  TRUST  1997-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                            BARNETT AUTO TRUST 1997-A
                            -------------------------
                                   (REGISTRANT)



DATED:  SEPTEMBER 15, 1998       BY:/S/ PAT DORAN
                                    -------------
                                 NAME:  PAT DORAN
                                	TITLE: SENIOR VICE PRESIDENT
                                        BARNETT  BANK,  N.A.
                                         (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR  BARNETT  BANK,  N.A.
            BARNETT  AUTO  TRUST  1997-A


                                          BARNETT AUTO TRUST 1997-A                                  EXHIBIT 99
                                         5.6544% ASSET BACKED NOTES
                                          5.92% ASSET BACKED NOTES
                                          6.03% ASSET BACKED NOTES
                                          6.18% ASSET BACKED NOTES
                                          6.26% ASSET BACKED NOTES
                                          6.38% ASSET BACKED NOTES

                                      DISTRIBUTION DATE:     09/15/98
                             COLLECTION PERIOD:     08/01/98     -     08/31/98
         Under the Sale and Servicing Agreement dated as of September 18, 1997 among Barnett Dealer
  Financial Servies, Inc. (or "BDFS"), as servicer and seller (the "Servicer"), Barnett Auto Trust 1997-A, as issuer (the "Trust"), and BDFS., as sponsor, the Servicer is required certain information each month regarding current distributions to the Noteholders and the performance of the Trust during the previous month.  The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution
1.  Class A-1 Notes

a.  The aggregate amount of the distribution with respect to the Notes                       $         0.00

b.  The amount of the distribution set forth in paragraph A1a above in respect of interest
on the Notes.                                                                                $         0.00

c.  The amount of the distribution set forth in paragraph A1a above in respect of principal
of the Notes.                                                                                $         0.00

d.  The amount of the distribution set forth in paragraph A1a payable out of amounts
withdrawn from the Reserve Account with respect to the Notes.                                $         0.00

e.  The amount of the distribution set forth in paragraph A1a above, per $1,000 Note.        $    0.0000000

f.  The amount of the distribution set forth in paragraph A1b above, per $1,000 Note.        $    0.0000000

g.  The amount of the distribution set forth in paragraph A1c above, per $1,000 Note.        $    0.0000000

h.  The amount of the distribution set forth in paragraph A1d above, per $1,000 Note.        $    0.0000000

2.  Class A-2 Notes

a.  The aggregate amount of the distribution with respect to the Notes                       $15,488,743.40

b.  The amount of the distribution set forth in paragraph A2a above in respect of interest
on the Notes.                                                                                $   482,332.21

c.  The amount of the distribution set forth in paragraph A2a above in respect of principal
of the Notes.                                                                                $15,006,411.19

d.  The amount of the distribution set forth in paragraph A2a payable out of amounts
withdrawn from the Reserve Account with respect to the Notes.                                $         0.00

e.  The amount of the distribution set forth in paragraph A2a above, per $1,000 Note.        $   99.9273766

f.  The amount of the distribution set forth in paragraph A2b above, per $1,000 Note.        $    3.1118207

g.  The amount of the distribution set forth in paragraph A2c above, per $1,000 Note.        $   96.8155559

h.  The amount of the distribution set forth in paragraph A2d above, per $1,000 Note.        $    0.0000000

3.  Class A-3 Notes

a.  The aggregate amount of the distribution with respect to the Notes                       $   854,250.00

b.  The amount of the distribution set forth in paragraph A3a above in respect of interest
on the Notes.                                                                                $   854,250.00

c.  The amount of the distribution set forth in paragraph A3a above in respect of principal
of the Notes.                                                                                $         0.00

d.  The amount of the distribution set forth in paragraph A3a payable out of amounts
withdrawn from the Reserve Account with respect to the Notes.                                $         0.00

e.  The amount of the distribution set forth in paragraph A3a above, per $1,000 Note.        $    5.0250000

f.  The amount of the distribution set forth in paragraph A3b above, per $1,000 Note.        $    5.0250000

g.  The amount of the distribution set forth in paragraph A3c above, per $1,000 Note.        $    0.0000000

h.  The amount of the distribution set forth in paragraph A3d above, per $1,000 Note.        $    0.0000000

4.  Class A-4 Notes

a.  The aggregate amount of the distribution with respect to the Notes                       $   463,500.00

b.  The amount of the distribution set forth in paragraph A4a above in respect of interest
on the Notes.                                                                                $   463,500.00

c.  The amount of the distribution set forth in paragraph A4a above in respect of principal
of the Notes.                                                                                $         0.00

d.  The amount of the distribution set forth in paragraph A4a payable out of amounts
withdrawn from the Reserve Account with respect to the Notes.                                $         0.00

e.  The amount of the distribution set forth in paragraph A4a above, per $1,000 Note.        $    5.1500000

f.  The amount of the distribution set forth in paragraph A4b above, per $1,000 Note.        $    5.1500000

g.  The amount of the distribution set forth in paragraph A4c above, per $1,000 Note.        $    0.0000000

h.  The amount of the distribution set forth in paragraph A4d above, per $1,000 Note.        $    0.0000000

5.  Class A-5 Notes

a.  The aggregate amount of the distribution with respect to the Notes                       $   217,514.13

b.  The amount of the distribution set forth in paragraph A5a above in respect of interest
on the Notes.                                                                                $   217,514.13

c.  The amount of the distribution set forth in paragraph A5a above in respect of principal
of the Notes.                                                                                $         0.00

d.  The amount of the distribution set forth in paragraph A5a payable out of amounts
withdrawn from the Reserve Account with respect to the Notes.                                $         0.00

e.  The amount of the distribution set forth in paragraph A5a above, per $1,000 Note.        $    5.2166666

f.  The amount of the distribution set forth in paragraph A5b above, per $1,000 Note.        $    5.2166666

g.  The amount of the distribution set forth in paragraph A5c above, per $1,000 Note.        $    0.0000000

h.  The amount of the distribution set forth in paragraph A5d above, per $1,000 Note.        $    0.0000000

6.  Class B Notes

a.  The aggregate amount of the distribution with respect to the Notes                       $   192,081.81

b.  The amount of the distribution set forth in paragraph A6a above in respect of interest
on the Notes.                                                                                $   192,081.81

c.  The amount of the distribution set forth in paragraph A6a above in respect of principal
of the Notes.                                                                                $         0.00

d.  The amount of the distribution set forth in paragraph A6a payable out of amounts
withdrawn from the Reserve Account with respect to the Notes.                                $         0.00

e.  The amount of the distribution set forth in paragraph A6a above, per $1,000 Note.        $    5.3166667

f.  The amount of the distribution set forth in paragraph A6b above, per $1,000 Note.        $    5.3166667

g.  The amount of the distribution set forth in paragraph A6c above, per $1,000 Note.        $    0.0000000

h.  The amount of the distribution set forth in paragraph A6d above, per $1,000 Note.        $    0.0000000

7.  Certificates

a.  The aggregate amount of the distribution with respect to the Certificates                $ 1,726,631.64

b.  The amount of the distribution set forth in paragraph A7a payable out of amounts
withdrawn from the Reserve Account with respect to the Certificates.                         $ 1,726,631.64



Information  Regarding  the  Performance  of  the  Trust


1.  Pool Balance and Note Principal Balance.

a.  The Pool Balance at the close of business on the last day of the Collection Period.        $420,587,872.25

b.  The Class A-1 Note Pool Balance after giving effect to payments allocated to principal as
        set forth in paragraph A1c.                                                            $          0.00

c.  The Class A-1 Note Pool Factor after giving affect to the payments set forth in
         paragraph A1c.                                                                              0.0000000%

d.  The Class A-2 Note Pool Balance after giving effect to payments allocated to principal as
        set forth in paragraph A2c.                                                            $ 82,763,631.81

e.  The Class A-2 Note Pool Factor after giving affect to the payments set forth in
        paragraph A2c.                                                                              53.3958914%

f.  The Class A-3 Note Pool Balance after giving effect to payments allocated to principal as
       set forth in paragraph A3c.                                                             $170,000,000.22

g.  The Class A-3 Note Pool Factor after giving affect to the payments set forth in
       paragraph A3c.                                                                              100.0000000%

h.  The Class A-4 Note Pool Balance after giving effect to payments allocated to principal as
        set forth in paragraph A4c.                                                            $ 90,000,000.11

i.  The Class A-4 Note Pool Factor after giving affect to the payments set forth in
       paragraph A4c.                                                                              100.0000000%

j.  The Class A-5 Note Pool Balance after giving effect to payments allocated to principal as
       set forth in paragraph A5c.                                                             $ 41,696,000.06

k.  The Class A-5 Note Pool Factor after giving affect to the payments set forth in
        paragraph A5c.                                                                             100.0000000%

l.  The Class B Note Pool Balance after giving effect to payments allocated to principal as
       set forth in paragraph A6c.                                                             $ 36,128,240.05

m.  The Class B Note Pool Factor after giving affect to the payments set forth in
         paragraph A6c.                                                                            100.0000000%

n.  The aggregate Purchase Amount for all Receivables that were repurchased
         in the Collection Period.                                                             $          0.00

o.  The aggregate Payahead Balance on such Distribution Date.                                  $  1,364,131.12

p.  The change in the Payahead Balance from the preceding Distribution Date.                   $     87,471.34

q.  The aggregate Advance Balance on such Distribution Date.                                   $  1,857,666.38

r.  The change in the Advance Balance from  the preceding Distribution Date.                       ($33,146.33)

s.  Total Collections by the Servicer.                                                         $ 18,618,328.43

t.  All amounts received by the Trust from the Servicer.                                       $ 18,585,182.10

2.  Servicing

The aggregate amount of the Servicing Fee paid to the Servicer with respect
to the preceding Collection Period.                                                            $    362,995.23

3.  Payment Shortfalls

a.  The amount of the Class A Noteholders' Interest Carryover Shortfall after giving effect
to the payments set forth in paragraph A1b above with respect to the Notes.                    $          0.00

b.  The amount of the Class A Noteholders' Interest Carryover Shortfalls set forth in
paragraph B3a above per $1,000 interest with respect to the Class A Notes.                     $          0.00

c.  The amount of the Class B Noteholders' Interest Carryover Shortfall after giving effect
to the payments set forth in paragraph A1b above with respect to the Notes.                    $          0.00

d.  The amount of the Class B Noteholders' Interest Carryover Shortfalls set forth in
paragraph B3a above per $1,000 interest with respect to the Class B Notes.                     $          0.00

e.  The amount of the Class A Noteholders' Principal Carryover Shortfall after giving effect
to the payments set forth in paragraph A1b above with respect to the Notes.                    $          0.00

f.  The amount of the Class A Noteholders' Principal Carryover Shortfalls set forth in
paragraph B3a above per $1,000 Principal with respect to the Class A Notes.                    $          0.00

g.  The amount of the Class B Noteholders' Principal Carryover Shortfall after giving effect
to the payments set forth in paragraph A1b above with respect to the Notes.                    $          0.00

g.  The amount of the Class B Noteholders' Principal Carryover Shortfalls set forth in
paragraph B3a above per $1,000 Principal with respect to the Class B Notes.                    $          0.00

4.  Losses and Delinquencies

a.  The aggregate amount scheduled to be paid, including unearned finance and
other charges, for which Obligors are delinquent 60 days or more.                              $  3,872,167.59

b.  The amount of the aggregate Realized Losses for such Collection Period.                    $    731,475.88

c.  Cumulative Realized Losses from the Closing Date, including Realized Losses
for such Collection Period.                                                                    $  5,460,458.30

d.  Recoveries, if any, for such Collection Period.                                            $     48,353.24

5.  Reserve Account

a.  The Reserve Account balance as of the last day of the preceding Collection
Period, including earnings.                                                                    $ 21,886,137.83

b.  Earnings included in above balance.                                                        $    106,423.66

c.  Transfer to Reserve Account from Collection Account on Distribution Date.                  $    869,887.42

d.  Payments to the Certificateholders                                                          ($1,726,631.64)

e.  The Reserve Account balance as of the Distribution Date set forth above
after giving effect to the distribution in respect of principal made on such                   $ 21,029,393.61
Distribution Date.

6.  Delinquency

a.  Percentage of principal balance of Receivables delinquent 31 to 60 days.                              1.09%

b.  Percentage of principal balance of Receivables delinquent 61 to 90 days.                              0.42%

c.  Percentage of principal balance of Receivables delinquent over 90 days.                               0.35%

7.  WAC/WAM

a.  Weighted Average Coupon of Receivables                                                               12.12%

b.  Weighted Average Remaining Term of Receivables                                                       49.12




                             SCHEDULE OF EXCESS CASH


1.    Total interest collected in collection period   $4,174,036.68

2.   Interest on Class A-1 Notes                      $        0.00

3.   Interest on Class A-2 Notes                       ($482,332.21)

4.   Interest on Class A-3 Notes                       ($854,250.00)

5.   Interest on Class A-4 Notes                       ($463,500.00)

6.   Interest on Class A-5 Notes                       ($217,514.13)

7.   Interest on Class B Notes                         ($192,081.81)

8.   Losses                                            ($731,475.88)

9.   Late Charges/Extensions Fees Collected           $   48,738.77

10.  Servicer Fee (including Late Charges)             ($411,734.00)

Total Excess Yield                                    $  869,887.42
                                                      ==============



                         SCHEDULE OF ALLOCATION OF COLLECTION ACCOUNT


Total Cash Deposited to Collection Account # 77084381                       $  18,618,328.43


Servicer Advance on Receivables to Barnett.                                      ($33,146.33)

Payaheads transfer to Payahead Account # 77084384                                ($87,471.34)

Class A-1 Notes
Interest Distribution Amount - A(1)b                                $0.00
Principal Distribution Amount - A(1)c                    	        $0.00               $0.00

Class A-2 Notes
Interest Distribution Amount - A(2)b                         ($482,332.21)
Principal Distribution Amount - A(2)c                     ($15,006,411.19)   ($15,488,743.40)

Class A-3 Notes
Interest Distribution Amount - A(3)b                         ($854,250.00)
Principal Distribution Amount - A(3)c                               $0.00       ($854,250.00)

Class A-4 Notes
Interest Distribution Amount - A(4)b                         ($463,500.00)
Principal Distribution Amount - A(4)c                               $0.00       ($463,500.00)

Class A-5 Notes
Interest Distribution Amount - A(5)b                         ($217,514.13)
Principal Distribution Amount - A(5)c                               $0.00       ($217,514.13)

Class B Notes
Interest Distribution Amount - A(6)b                         ($192,081.81)
Principal Distribution Amount - A(6)c                               $0.00       ($192,081.81)

Servicer fee and late charges to BDFS per Note B(2) (a)                         ($411,734.00)

Excess Cash transfer to Reserve Account # 77084383                              ($869,887.42)

Balance                                                                               ($0.00)
                                                                            =================



                    SCHEDULE OF ALLOCATION OF RESERVE ACCOUNT


Beginning Balance                   $ 21,779,714.17

Additions to Reserve Account        $    976,311.08

Excess Yield to Certificateholders   ($1,726,631.64)

Ending Balance                      $ 21,029,393.61
                                    ================